EXHIBIT 10.1

AMENDMENT NO. 3

AMENDMENT NO. 3, dated as of July 15, 2015 (this “Amendment”), to the Credit Agreement (as defined below), by and among NAVISTAR, INC., a Delaware corporation (“Borrower”), the financial institutions party hereto, and BANK OF AMERICA, N.A., as administrative agent for the Lenders (“Bank of America” or, together with any successor administrative agent appointed pursuant thereto, in such capacity and including any permitted successor or assign, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, the Lenders, the Administrative Agent and the other agents party from time to time thereto entered into that certain Amended and Restated ABL Credit Agreement dated as of August 17, 2012 (as amended by Amendment No. 1, dated as of April 2, 2013, among Borrower, the Lenders party thereto and the Administrative Agent, as further amended by Amendment No. 2, dated as of July 3, 2014, among Borrower, the Lenders party thereto and the Administrative Agent, and as further amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower desires to amend the Credit Agreement;

WHEREAS, the Administrative Agent and the Lenders are willing to enter into this Amendment on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrower, the Lenders party hereto and the Administrative Agent hereby agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT – THIRD AMENDMENT EFFECTIVE DATE

Section 1.1 Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as of the Third Amendment Effective Date (as defined below) as follows:

(a) The following new defined terms are hereby inserted in proper alphabetical order:

“”Additional Indenture” has the meaning assigned to such term in the definition of Permitted Additional Senior Notes.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to Navistar International, Borrower, or any of their respective Subsidiaries from time to time concerning or relating to bribery or corruption administered or enforced by any Governmental Authority having jurisdiction over Navistar International, Borrower, or any of their respective Subsidiaries.”

“Permitted Additional Senior Notes” means any Debt issued after the Third Amendment Effective Date either under the 2009 Senior Note Indenture governing the 8.25% Senior Notes due November 1, 2021 or pursuant to a supplemental indenture thereto or under a new unsecured senior notes indenture that is pari passu to the 8.25% Senior Notes (such new indenture, the “Additional Indenture”); provided that (a) upon giving effect to such

Debt, no Specified Default or Event of Default exists, (b) such Debt matures (excluding any maturity as the result of any optional redemption by the issuer thereof) on or after November 1, 2021, and is not mandatorily prepayable or redeemable, pursuant to a sinking fund obligation or otherwise, or prepayable or redeemable at the option of the holder thereof, in whole or in part, and otherwise does not have any similar mandatory prepayment provisions, other than in connection with a Change of Control or an asset sale, prior to November 1, 2021, (c) Navistar International shall be the issuer in respect thereof, (d) such Debt is not Guaranteed Debt of any Person other than the guarantors of the Debt issued under the 2009 Senior Note Indenture and (e) the other terms thereof (other than pricing) are no less favorable to the Borrower, when taken as a whole, than the terms of the 2009 Senior Note Indenture governing the 8.25% Senior Notes due November 1, 2021 as in effect on the Third Amendment Effective Date (and in any event do not include any financial maintenance covenant).

“Third Amendment” means Amendment No. 3, dated as of July 15, 2015, among Borrower, the Lenders party thereto and the Administrative Agent.

“Third Amendment Effective Date” means the “Third Amendment Effective Date” as defined in the Third Amendment.”

(b) The following defined terms are hereby deleted in their entirety: “2009 Senior Subordinated Convertible Note Indenture” and “Senior Subordinated Convertible Notes”.

(c) Clause (b) of the defined term “Change of Control” is hereby amended by deleting the phrase “(other than a director whose initial assumption of the office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of Navistar International)”.

(d) The defined term “Defaulting Lender” is hereby amended by (a) adding the following phrase at the end of clause (a) thereof:

“unless such Lender notifies the Administrative Agent and Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied”, and (b) adding the following phrase at the end of clause (b) thereof:

“(unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied)”.

(e) The defined term “Integrated Global Structuring Transaction” is hereby amended by deleting such definition in its entirety and replacing it with the following:

““Integrated Global Structuring Transaction” means (i) the creation of a new Subsidiary organized in the Netherlands (“Dutch Holdco”) and wholly-owned by Navistar International Truck Mexico LLC (“NITM”), (ii) the contribution by NITM of its 99.99% share of the Equity Interests of Navistar International Mexico, S. de R.L. de C.V.

(“Navistar Mexico”) to Dutch Holdco and (iii) the sale by the Borrower of all of the Equity Interests of its wholly-owned Subsidiary, Navistar Canada, Inc., to Dutch Holdco at fair market value in exchange for a note.”

(f) The defined term “Navistar International Indentures” is hereby amended by deleting such definition in its entirety and replacing it with the following:

““Navistar International Indentures” means collectively, the 2009 Senior Note Indenture and the Additional Indenture.”

(g) The defined term “Permitted Receivables Financing” is hereby amended by deleting the phrase “$25,000,000” and replacing it with the phrase “$50,000,000”.

(h) The defined term “Refinancing Conditions” is hereby amended by deleting the phrase “November 18, 2017” and replacing it with the phrase “180 days after the Scheduled Maturity Date”.

Section 1.2 Amendments to Section 3.21. Section 3.21 of the Credit Agreement is hereby amended as of the Third Amendment Effective Date by (a) adding the phrase “(i)” immediately before the phrase “for the purpose of financing” and (b) adding the phrase “or (ii) in violation of any Anti-Corruption Law” at the end of such section.

Section 1.3 Amendments to Section 3.22. Section 3.22 of the Credit Agreement is hereby amended as of the Third Amendment Effective Date by deleting such section in its entirety and replacing it with the following:

“Section 3.21 Anti-Corruption Laws. Navistar International, Borrower, and each of their respective Subsidiaries are in compliance with Anti-Corruption Laws and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.”

Section 1.4 Amendments to Section 3.26(b). Section 3.26(b) of the Credit Agreement is hereby amended as of the Third Amendment Effective Date by deleting the phrase “the 2009 Senior Subordinated Convertible Note Indenture” therefrom and replacing it with the phrase “the Additional Indenture”.

Section 1.5 Amendments to Section 4.02(a)(ii). Section 4.02(a)(ii) of the Credit Agreement is hereby amended as of the Third Amendment Effective Date by deleting the phrase “the 2009 Senior Subordinated Convertible Note Indenture” therefrom and replacing it with the phrase “the Additional Indenture”.

Section 1.6 Amendments to Section 5.11. Section 5.11 of the Credit Agreement is hereby amended as of the Third Amendment Effective Date by deleting clause (c) thereof in its entirety and replacing it with the following:

“(c) Subject to the terms of the Intercreditor Agreement (solely with respect to the Used Truck Collateral and the Used Truck Collection Accounts), Borrower hereby agrees that, if (1) an Event of Default has occurred and is continuing or (2) Adjusted Excess Availability is less than the greater of $7,500,000 and 5% of the Commitments at any time (the occurrence of an event described in clause (1) or clause (2), a “Cash Dominion Trigger Event”), the Administrative Agent will have exclusive dominion over the

Collection Account (and (x) prior to the Used Truck Financing Date or (y) following the Discharge of Used Truck Financing Obligations, the Used Truck Collection Accounts) until the applicable Cash Dominion Trigger Event is cured by, (A) in the case of a Cash Dominion Trigger Event described in clause (1) of the definition thereof, all Events of Default having been cured or waived or, (B) in the case of a Cash Dominion Trigger Event described in clause (2) of the definition thereof, Adjusted Excess Availability being greater than or equal to the greater of $7,500,000 and 5% of the Commitments for a period of 30 consecutive days (the occurrence of (A) or (B), a “Cash Dominion Trigger Event Cure”). In the absence of an uncured Cash Dominion Trigger Event, Borrower will be entitled to direct the application of funds in the Collection Account (and (x) prior to the Used Truck Financing Date or (y) following the Discharge of Used Truck Financing Obligations, the Used Truck Collection Accounts), including directing the Administrative Agent (or other depository bank, if applicable) to apply funds to the repayment of the outstanding Loans and other amounts payable under the Loan Documents and to otherwise withdraw funds from the Collection Account (and (x) prior to the Used Truck Financing Date or (y) following the Discharge of Used Truck Financing Obligations, the Used Truck Collection Accounts). If a Cash Dominion Trigger Event has occurred and has not been cured by the occurrence of an applicable Cash Dominion Trigger Event Cure, (i) the Administrative Agent shall have the right to apply proceeds received into the Collection Account (and (x) prior to the Used Truck Financing Date or (y) following the Discharge of Used Truck Financing Obligations, the Used Truck Collection Accounts) to the outstanding Secured Obligations as provided in Article V of the Security Agreement and (ii) Borrower shall not be entitled to present items drawn on or otherwise to withdraw or direct the dispositions of funds from the Collection Account (and (x) prior to the Used Truck Financing Date or (y) following the Discharge of Used Truck Financing Obligations, the Used Truck Collection Accounts) nor shall Borrower be entitled to close the Collection Account (or (x) prior to the Used Truck Financing Date or (y) following the Discharge of Used Truck Financing Obligations, any Used Truck Collection Account) until all Secured Obligations (other than contingent indemnification obligations or Banking Services Obligations not then due and owing and Letters of Credit which are Cash Collateralized or Backstopped in accordance with the terms herein) under this Agreement are paid and performed in full. Notwithstanding any other agreements Borrower may have with any Secured Party, the Administrative Agent shall be entitled, during the continuance of any Cash Dominion Trigger Event until the occurrence of an applicable Cash Dominion Trigger Event Cure, for purposes of this Agreement to give instructions as to the withdrawal or disposition of funds from time to time credited to any deposit account with the Administrative Agent (to the extent constituting Parts Collateral (and (x) prior to the Used Truck Financing Date or (y) following the Discharge of Used Truck Financing Obligations, Used Truck Collateral)) or the Collection Account (and (x) prior to the Used Truck Financing Date or (y) following the Discharge of Used Truck Financing Obligations, the Used Truck Collection Accounts), or as to any other matters relating to any of the forgoing without further consent of Borrower. The Administrative Agent’s power under this Agreement to give instructions as to the withdrawal or disposition of any funds from time to time credited to the Collection Account (and (x) prior to the Used Truck Financing Date or (y) following the Discharge of Used Truck Financing Obligations, the Used Truck Collection Accounts) or any other deposit account with the Administrative Agent (to the extent constituting Parts Collateral (and (x) prior to the Used Truck Financing Date or (y) following the Discharge of Used Truck Financing Obligations, Used Truck Collateral)) or as to any other matters relating to the foregoing includes, without limitation, during the continuance of any Cash Dominion Trigger Event until the occurrence of an applicable Cash Dominion Trigger Event Cure, the power to give stop payment orders for any items being presented to such accounts for payment. Notwithstanding the foregoing provisions of this Section 5.11, irrespective of whether a Cash Dominion Trigger Event has occurred and is continuing, if no Borrowings are outstanding hereunder and either no Letters of Credit are outstanding hereunder or any Letters of Credit which may be outstanding hereunder are Cash Collateralized by 103% (or, in the case of Collateralized Letters of Credit, cash collateralized in accordance with Section 2.06(n)), and so long as no Banking Services Obligations are then due and owing which have not been repaid, Borrower shall be entitled to direct the application of funds in the Collection Account and the Used Truck Collection Accounts.”

Section 1.7 Amendments to Section 6.01. Section 6.01 of the Credit Agreement is hereby amended as of the Third Amendment Effective Date by (i) deleting clause (b) thereof in its entirety and replacing it with the following:

“(b) Guaranteed Debt of Navistar International in respect of Debt under the 2009 Senior Note Indenture governing the 8.25% Senior Notes due November 1, 2021 and any Permitted Additional Senior Notes, in an aggregate principal amount for all such Debt not to exceed $1,400,000,000, and (ii) any refunding, refinancing, restructuring, renewal or replacement, in whole or in part, of such Debt; provided, that the Refinancing Conditions are satisfied;”

and (ii) adding the following phrase at the end of clause (s)(i) thereof:

“and any amendments thereof permitted under the Loan Documents, in an aggregate principal amount for all such Debt not to exceed $1,050,000,000 at any time outstanding”.

Section 1.8 Amendments to Section 6.15. Section 6.15 of the Credit Agreement is hereby amended as of the Third Amendment Effective Date by adding the phrase “or the Additional Indenture,” immediately after the phrase “2009 Senior Note Indenture”.

Section 1.9 Amendments to Section 9.04. Section 9.04 of the Credit Agreement is hereby amended as of the Third Amendment Effective Date by (a) adding the following phrase at the end of Section 9.04(b)(i)(A):

“, and provided, further that Borrower shall be deemed to have consented to an assignment unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after the Borrower receives notice thereof under Section 9.01(a) (without giving effect to Section 9.01(b))”,

(b) deleting the last sentence of Section 9.04(c)(iii), and (c) adding the following phrase at the end of the first sentence of Section 9.04(c)(iii):

“; provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any participant or any information relating to a participant’s interest in any Commitments, Loans or its other obligations under this Agreement) except to the extent that the relevant parties, acting reasonably and in good faith, determine that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.”

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT – MATURITY EXTENSION EFFECTIVE DATE

Section 2.1 Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as of the Maturity Extension Effective Date (as defined below) by deleting the defined term “Scheduled Maturity Date” in its entirety therefrom and replacing it with the following:

““Scheduled Maturity Date” means May 18, 2017; provided, that if, on or before such date, (i) the maturity date of the Term Loan Facility is extended or (ii) the Term Loan Facility is refinanced, renewed or replaced, so long as the maturity date of the Term Loan Facility or such refinancing, replacement or renewal Debt (if applicable) is on or after August 17, 2018, then the Scheduled Maturity Date shall be May 18, 2018.”

Section 2.2 Amendment to Section 9.02. Section 9.02(b)(ii)(D) of the Credit Agreement is hereby amended as of the Maturity Extension Effective Date by adding the phrase “or change the definition of “Applicable Percentage”” immediately after the phrase “or Section 2.10(b)” therein.

ARTICLE III

CONDITIONS PRECEDENT TO EFFECTIVENESS

This Amendment (other than Article II hereof) shall become effective on the date (the “Third Amendment Effective Date”) each of the following conditions precedent have been satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

Section 3.1 Amendment. Borrower, the Issuing Bank, the Required Lenders and the Administrative Agent have each delivered a duly executed counterpart of this Amendment to the Administrative Agent.

Section 3.2 Absence of Default. No Default or Event of Default shall have occurred and be continuing on the Third Amendment Effective Date.

Section 3.3 Representations and Warranties. The representations and warranties of Borrower in the Loan Documents shall be true and correct in all material respects as of the Third Amendment Effective Date, except for representations and warranties that expressly related to an earlier date in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date.

Section 3.4 Closing Certificate. The Administrative Agent shall have received a certificate, dated the Third Amendment Effective Date and executed by a duly authorized officer of Borrower certifying as to the matters set forth in Sections 3.2 and 3.3.

Section 3.5 Secretary’s Certificate; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received:

(a) a certificate of Borrower, dated the Third Amendment Effective Date and executed by its Secretary or Assistant Secretary, which shall (A) certify as to the attached resolutions of its Board of Directors authorizing the execution, delivery and performance of this Amendment and the other Loan Documents and certificates to which it is a party that are required to be executed and delivered as of the Third Amendment Effective Date, (B) identify by name and title and bear the signatures of the officers of Borrower authorized to sign this Amendment and such other Loan Documents, and (C) contain appropriate attachments, including the certificate or articles of incorporation or organization of Borrower certified by the relevant authority of the jurisdiction of organization of Borrower (which certification shall confirm the payment of all franchise taxes) and a true and correct copy of its by-laws; and

(b) a copy of a certificate of the Secretary of State of the jurisdiction of incorporation of Borrower, dated reasonably near the Third Amendment Effective Date, which shall certify Borrower is duly incorporated and in good standing or presently subsisting under the laws of the jurisdiction of its incorporation or formation.

Section 3.6 Fees and Expenses.

(a) Borrower shall pay to the Administrative Agent, for the account of each Lender (including Bank of America) who provides a counterpart of this Amendment to the Administrative Agent by 5:00 p.m., New York time, on July 15, 2015, a total fee (the “Amendment Fee”) equal to 0.15% of the aggregate principal amount of such Lender’s Commitment as of the date hereof. The Amendment Fee shall be earned, due and payable in full on the Third Amendment Effective Date.

(b) Borrower shall have paid all other invoiced, reasonable fees and out-of-pocket expenses to be paid to the Administrative Agent in accordance with the terms of the Loan Agreement that are earned, due and payable on the Third Amendment Effective Date.

ARTICLE IV

CONDITIONS PRECEDENT TO MATURITY DATE EXTENSION

Article II of this Amendment shall become effective on the date (the “Maturity Extension Effective Date”) each of the following conditions precedent have been satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

Section 4.1 Third Amendment Effective Date. The Third Amendment Effective Date shall have occurred.

Section 4.2 Amendment. On or prior to 5:00 p.m., New York time on August 15, 2015 (such time, the “Extension Cut-off Time”), (a) all Lenders shall have or (b) each Non-Consenting Lender in respect of this Amendment shall have been replaced by a replacement Lender pursuant to Section 9.02(d) of the Credit Agreement and each such replacement Lender shall have, in the case of clauses (a) and (b), delivered a duly executed counterpart of this Amendment to the Administrative Agent (each such Lender delivering an executed counterpart of this Amendment after the Third Amendment Effective Date, an “Additional Lender”).

Section 4.3 Absence of Default. No Default or Event of Default shall have occurred and be continuing on the Maturity Extension Effective Date.

Section 4.4 Representations and Warranties. The representations and warranties of Borrower in the Loan Documents shall be true and correct in all material respects as of the Maturity Extension Effective Date, except for representations and warranties that expressly related to an earlier date in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date.

Section 4.5 Fees and Expenses. Borrower shall pay to the Administrative Agent, for the account of each Additional Lender who provides a counterpart of this Amendment to the Administrative Agent after the Third Amendment Effective Date and prior to the Extension Cut-off Time, a total fee (the “Additional Fee”) equal to 0.15% of the aggregate principal amount of such Additional Lender’s Commitment as of the date hereof or, in the case of an Additional Lender pursuant to Section 4.2(b) hereof, equal to 0.15% of the aggregate principal amount that such Additional Lender assumed from a Non-Consenting Lender after the Third Amendment Effective Date and prior to the Extension Cut-off Time pursuant to Section 9.02(d). The Additional Fee shall be earned, due and payable in full on the Maturity Extension Effective Date.

ARTICLE V

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 5.1 Representations and Warranties. To induce the Administrative Agent to enter into this Amendment, Borrower represents and warrants that:

(a) Organization. Borrower (a) is a corporation duly organized, validly existing and in good standing (to the extent applicable) under the laws of the jurisdiction of its formation, (b) is duly qualified and in good standing as a foreign corporation or company in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not be reasonably likely to have a Material Adverse Effect, and (c) has all requisite corporate power and authority to enter into this Amendment.

(b) Powers. The execution, delivery and performance by Borrower of this Amendment is within Borrower’s corporate powers, have been duly authorized by all necessary corporate action.

(c) Due Execution. This Amendment has been duly executed and delivered by Borrower. This Amendment is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Effect of Amendment.

(a) On and after the date hereof, each reference in the Credit Agreement to “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other transaction documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(b) The Credit Agreement, as specifically amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral

Documents, all of the Collateral described therein, and all of the Liens on the Collateral granted therein, in each case do and shall continue to secure the payment of all Secured Obligations of the Borrower under the Loan Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 6.2 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Articles III and IV, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6.3 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE.

(a) GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. Federal or New York State court sitting in the Borough of Manhattan, New York, New York in any action or proceeding arising out of or relating to any Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or any other Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Amendment or any other Loan Document against Borrower or its properties in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in paragraph (b) of this Section 6.3. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) To the extent permitted by law, each party to this Amendment hereby irrevocably waives personal service of any and all process upon it and agrees that all such service of process may be made by registered mail (return receipt requested) directed to it at its address for notices as provided for in Section 9.01 of the Credit Agreement. Nothing in this Amendment or any other Loan Document will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

Section 6.4 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.4.

Section 6.5 Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

Section 6.6 Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable, documented out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

[Remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:

NAVISTAR, INC.

By:	/s/ Jim Moran
Name: Jim Moran
Title: SVP & Treasurer

[Signature Page to Amendment No. 3]

BANK OF AMERICA, N.A.,
as the Administrative Agent and as Lender

By:	/s/ Thomas Brennan
Name: Thomas Brennan
Title: Senior Vice President

[Signature Page to Amendment No. 3]

CREDIT SUISSE AG, CAYMAN
ISLANDS BRANCH, as Lender

By:	/s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

By:	/s/ D. Andrew Maletta
Name: D. Andrew Maletta
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

WELLS FARGO CAPITAL FINANCE,
LLC, as Lender

By:	/s/ John O’Leary Nocita
Name: John O’Leary Nocita
Title: Senior Vice President

[Signature Page to Amendment No. 3]

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ Gene Riego De Dios
Name: Gene Riego De Dios
Title: Vice President

[Signature Page to Amendment No. 3]

GOLDMAN SACHS BANK USA,
as Lender

By:	/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

Siemens Financial Services, Inc.,
as Lender

By:	/s/ John Finore
Name: John Finore
Title: Vice President

By:	/s/ Urisky
Name: Urisky
Title: Vice President

[Signature Page to Amendment No. 3]